Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of CastlePoint Holdings, Ltd. (the “Company”) on Form 10-K for the annual period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael H. Lee, Chief Executive Officer of the Company, and Joel S. Weiner, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael H. Lee Michael H. Lee
Chief Executive Officer

March 28, 2008

/s/ Joel S. Weiner Joel S. Weiner
Senior Vice President and Chief Financial Officer

March 28, 2008